                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:
-------------------------------------------
        End of Period Collection Account Balance as of Prior Payment Date:                                  1,537,360.84
        Available Funds:
          Contract Payments due and received in this period                                                 6,821,268.40
          Contract Payments due in prior period(s) and received in this period                                504,253.52
          Contract Payments received in this period for next period                                           807,242.00
          Sales, Use and Property Tax, Maintenance, Late Charges                                              227,894.07
          Prepayment Amounts related to early termination in this period                                    2,699,231.94
          Servicer Advance                                                                                    748,885.27
          Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
          Transfer from Reserve Accounts                                                                       11,833.67
          Interest earned on Collection Account                                                                 3,686.19
          Interest earned on Affiliated Account                                                                 1,019.09
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03               0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
           contract < Predecessor contract)                                                                         0.00
          Due from Bank of America Derivative Settlement                                                            0.00
          Any other amounts                                                                                   312,668.44

                                                                                                          --------------
      Total Available Funds                                                                                13,675,343.43
      Less: Amounts to be Retained in Collection Account                                                    1,879,128.69
                                                                                                          --------------
      AMOUNT TO BE DISTRIBUTED                                                                             11,796,214.74
                                                                                                          ==============

      DISTRIBUTION OF FUNDS:
      ----------------------
      1. To Trustee -  Fees                                                                                         0.00
      2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           504,253.52
      3. To Bank of America Derivative Settlement                                                             218,303.64
      4. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
           a) Class A1 Principal and Interest                                                               8,759,653.38
           a) Class A2a Principal (distributed after A1 Note matures) and Interest                             37,138.89
           a) Class A2b Principal (distributed after A1 Note matures) and Interest                             40,833.33
           a) Class A3a Principal (distributed after A2 Note matures) and Interest                            349,042.67
           a) Class A3b Principal (distributed after A2 Note matures) and Interest                            258,000.00
           b) Class B Principal and Interest                                                                  168,311.09
           c) Class C Principal and Interest                                                                  344,819.86
           d) Class D Principal and Interest                                                                  226,737.61
           e) Class E Principal and Interest                                                                  321,385.18
      5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
      6. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      37,997.98
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          0.00
           c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          11,833.67
      7. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           232,599.35
      8. To Servicer, Servicing Fee and other Servicing Compensations                                         285,304.57
                                                                                                          --------------
      TOTAL FUNDS DISTRIBUTED                                                                              11,796,214.74
                                                                                                          ==============

                                                                                                          --------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting
      Event Funds (if any)}                                                                                 1,879,128.69
                                                                                                          ==============

II.   RESERVE ACCOUNT
---------------------

Beginning Balance                                                                                         $11,560,273.87
      - Add Investment Earnings                                                                                11,833.67
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              0.00
      - Less Distribution to Certificate Account                                                               11,833.67
                                                                                                          --------------
End of period balance                                                                                     $11,560,273.87
                                                                                                          ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                $11,560,273.87
                                                                                                          ==============

\
                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

III.  CLASS A NOTE PRINCIPAL BALANCE
------------------------------------
Beginning Principal Balance of the Class A Notes
             Pool A                                                                      330,641,624.71
             Pool B                                                                       70,904,394.51
                                                                                         --------------
                                                                                                                      401,546,019.22
Class A Overdue Interest, if any                                                                   0.00
Class A Monthly Interest - Pool A                                                            642,724.25
Class A Monthly Interest - Pool B                                                            137,828.90

Class A Overdue Principal, if any                                                                  0.00
Class A Monthly Principal - Pool A                                                         5,733,410.12
Class A Monthly Principal - Pool B                                                         2,930,705.00
                                                                                         --------------
                                                                                                                        8,664,115.12
Ending Principal Balance of the Class A Notes
             Pool A                                                                      324,908,214.59
             Pool B                                                                       67,973,689.51
                                                                                         --------------               --------------
                                                                                                                      392,881,904.10
                                                                                                                      ==============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $406,920,000     Original Face $406,920,000    Balance Factor
         $1.918198                    $21.291937                   96.550158%
------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------
Beginning Principal Balance of the Class A Notes
             Class A1                                                                     66,346,019.22
             Class A2a                                                                    25,000,000.00
             Class A2b                                                                    25,000,000.00
             Class A3a                                                                   199,200,000.00
             Class A3b                                                                    86,000,000.00
              -                                                                          --------------
Class A Monthly Interest                                                                                              401,546,019.22
             Class A1 (Actual Number Days/360)                                                95,538.26
             Class A2a (Actual Number Days/360)                                               37,138.89
             Class A2b                                                                        40,833.33
             Class A3a (Actual Number Days/360)                                              349,042.67
             Class A3b                                                                       258,000.00
                                                                                         --------------
Class A Monthly Principal
             Class A1                                                                      8,664,115.12
             Class A2a                                                                             0.00
             Class A2b                                                                             0.00
             Class A3a                                                                             0.00
             Class A3b                                                                             0.00
                                                                                         --------------
                                                                                                                        8,664,115.12
Ending Principal Balance of the Class A Notes
             Class A1                                                                     57,681,904.10
             Class A2a                                                                    25,000,000.00
             Class A2b                                                                    25,000,000.00
             Class A3a                                                                   199,200,000.00
             Class A3b                                                                    86,000,000.00
                                                                                                                      --------------
                                                                                                                      392,881,904.10
                                                                                                                      ==============

Class A1
------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $71,720,000      Original Face $71,720,000     Balance Factor
         $1.332101                    $120.804728                   80.426526%
------------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


V.    CLASS B NOTE PRINCIPAL BALANCE
------------------------------------
          Beginning Principal Balance of the Class B Notes
                              Pool A                                              5,639,076.17
                              Pool B                                              1,209,270.86
                                                                                 -------------
                                                                                                            6,848,347.03

          Class B Overdue Interest, if any                                                0.00
          Class B Monthly Interest - Pool A                                          16,917.23
          Class B Monthly Interest - Pool B                                           3,627.81
          Class B Overdue Principal, if any                                               0.00
          Class B Monthly Principal - Pool A                                         97,783.02
          Class B Monthly Principal - Pool B                                         49,983.03
                                                                                 -------------
                                                                                                              147,766.05
          Ending Principal Balance of the Class B Notes
                              Pool A                                              5,541,293.15
                              Pool B                                              1,159,287.83
                                                                                 -------------             -------------
                                                                                                            6,700,580.98
                                                                                                           =============

      -------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
      Original Face $6,940,000    Original Face $6,940,000    Balance Factor
                $2.960380                 $21.291938                 96.550158%
      -------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class C Notes
                              Pool A                                             11,270,026.87
                              Pool B                                              2,416,799.25
                                                                                 -------------
                                                                                                           13,686,826.12

          Class C Overdue Interest, if any                                                0.00
          Class C Monthly Interest - Pool A                                          40,759.93
          Class C Monthly Interest - Pool B                                           8,740.76
          Class C Overdue Principal, if any                                               0.00
          Class C Monthly Principal - Pool A                                        195,425.14
          Class C Monthly Principal - Pool B                                         99,894.03
                                                                                 -------------
                                                                                                              295,319.17
          Ending Principal Balance of the Class C Notes
                              Pool A                                             11,074,601.73
                              Pool B                                              2,316,905.22
                                                                                 -------------             -------------
                                                                                                           13,391,506.95
                                                                                                           =============

       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
       Original Face $13,870,000   Original Face $13,870,000   Balance Factor
                 $3.568903                 $21.291937                96.550158%
       -------------------------------------------------------------------------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE
------------------------------------

          Beginning Principal Balance of the Class D Notes
                              Pool A                                                     7,516,059.74
                              Pool B                                                     1,611,780.33
                                                                                         ------------
                                                                                                            9,127,840.07

          Class D Overdue Interest, if any                                                       0.00
          Class D Monthly Interest - Pool A (Actual Number Days/360)                        24,527.41
          Class D Monthly Interest - Pool B (Actual Number Days/360)                         5,259.78
          Class D Overdue Principal, if any                                                      0.00
          Class D Monthly Principal - Pool A                                               130,330.39
          Class D Monthly Principal - Pool B                                                66,620.03
                                                                                         ------------
                                                                                                              196,950.42
          Ending Principal Balance of the Class D Notes
                              Pool A                                                     7,385,729.35
                              Pool B                                                     1,545,160.30
                                                                                         ------------      -------------
                                                                                                            8,930,889.65
                                                                                                           =============

          ----------------------------------------------------------------------------
          Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
          Original Face $9,250,000     Original Face $9,250,000      Balance Factor
          $          3.220237          $        21.291937                   96.550158%
          ----------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class E Notes
                              Pool A                                                     9,393,043.31
                              Pool B                                                     2,014,289.78
                                                                                         ------------
                                                                                                           11,407,333.09

          Class E Overdue Interest, if any                                                       0.00
          Class E Monthly Interest - Pool A (Actual Number Days/360)                        61,962.78
          Class E Monthly Interest - Pool B (Actual Number Days/360)                        13,287.60
          Class E Overdue Principal, if any                                                      0.00
          Class E Monthly Principal - Pool A                                               162,877.77
          Class E Monthly Principal - Pool B                                                83,257.03
                                                                                         ------------
                                                                                                              246,134.80
          Ending Principal Balance of the Class E Notes
                              Pool A                                                     9,230,165.54
                              Pool B                                                     1,931,032.75
                                                                                         ------------      -------------
                                                                                                           11,161,198.29
                                                                                                           =============

          ----------------------------------------------------------------------------
          Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
          Original Face $11,560,000    Original Face $11,560,000    Balance Factor
          $          6.509548          $        21.291938                   96.550158%
          ----------------------------------------------------------------------------

                      DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
          Beginning Residual Principal Balance
                              Pool A                                             11,377,024.07
                              Pool B                                              2,493,930.77
                                                                                 -------------
                                                                                                           13,870,954.84

          Residual Interest - Pool A                                                      0.00
          Residual Interest - Pool B                                                 37,997.98
          Residual Principal - Pool A                                                     0.00
          Residual Principal - Pool B                                                     0.00
                                                                                                                    0.00
          Ending Residual Principal Balance
                              Pool A                                             11,377,024.07
                              Pool B                                              2,493,930.77
                                                                                 -------------             -------------
                                                                                                           13,870,954.84
                                                                                                           =============


X.    PAYMENT TO SERVICER
          - Collection period Servicer Fee                                                                    285,304.57
          - Servicer Advances reimbursement                                                                   504,253.52
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   232,599.35
                                                                                                           -------------
          Total amounts due to Servicer                                                                     1,022,157.44
                                                                                                           =============

                      DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

XI.       AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                   375,836,854.89

          Aggregate Discounted Contract Balance of Additional Contracts
           acquired during Collection Period                                                                        0.00

          Decline in Aggregate Discounted Contract Balance                                                  6,319,826.44

          Aggregate Discounted Contract Balance, as defined in Indenture                                  --------------
           Agreement, at the ending of the related Collection Period                                      369,517,028.45
                                                                                                          ==============

          Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances          4,621,218.27

            - Principal portion of Prepayment Amounts                               1,698,608.17

                                                                                    ------------
                   Total Decline in Aggregate Discounted Contract Balance           6,319,826.44
                                                                                    ============




POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                    80,650,465.48

          Aggregate Discounted Contract Balance of Additional Contracts
           acquired during Collection Period                                                                        0.00

          Decline in Aggregate Discounted Contract Balance                                                  3,230,459.11

          Aggregate Discounted Contract Balance, as defined in Indenture                                  --------------
           Agreement, at the ending of the related Collection Period                                       77,420,006.37
                                                                                                          ==============

          Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances         2,229,487.28

            - Principal portion of Prepayment Amounts                               1,000,971.83

                                                                                    ------------
                   Total Decline in Aggregate Discounted Contract Balance           3,230,459.11
                                                                                    ============


                                                                                                          --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                         446,937,034.82
                                                                                                          ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A

                                                                                                  Predecessor
                                                      Discounted          Predecessor             Discounted
      Lease #        Lessee Name                      Present Value       Lease #                 Present Value
      -------------------------------------------     -------------       -----------             ---------------
                     NONE







                                                      ------------                                ---------------
                                              Totals:        $0.00                                          $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                           $379,271,695.85
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                     NO   X
                                                                          ----------              --------


      POOL B

                                                                                                  Predecessor
                                                      Discounted          Predecessor             Discounted
      Lease #        Lessee Name                      Present Value       Lease #                 Present Value
      ------------------------------------------      -------------       -----------             ---------------
                     NONE







                                                      ------------                                ---------------
                                              Totals:        $0.00                                          $0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                            $83,139,258.99
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                         0.00%

     *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( >180 DAYS), THE SERVICER HAS FAILED
      TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                     NO   X
                                                                          ----------              --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING

                                                                                                  Predecessor
                                                      Discounted          Predecessor             Discounted
      Lease #        Lessee Name                      Present Value       Lease #                 Present Value
      ---------------------------------               -------------       -----------             --------------
                     NONE                                                                                  $0.00







                                                      ------------                                ---------------
                                              Totals:        $0.00                                          $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                        0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                           $379,271,695.85
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                     NO   X
                                                                          ----------              --------


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                  Predecessor
                                                      Discounted          Predecessor             Discounted
      Lease #        Lessee Name                      Present Value       Lease #                 Present Value
      ---------------------------------               -------------       -----------             ---------------
                     None







                                                      ------------                                ---------------
                                              Totals:        $0.00                                          $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                          $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                            $83,139,258.99
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

     *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE
      SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                     NO   X
                                                                          ----------              --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XV.   POOL PERFORMANCE MEASUREMENTS
-----------------------------------

1.          AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
      This Month                              2,253,350.48       This Month                     446,937,034.82
      1 Month Prior                              79,738.17       1 Month Prior                  456,487,320.37
      2 Months Prior                                  0.00       2 Months Prior                 462,410,954.84

      Total                                   2,333,088.65       Total                        1,365,835,310.03

      a) 3 MONTH AVERAGE                        777,696.22       b) 3 MONTH AVERAGE             455,278,436.68

      c) a/b                                          0.17%


2.    Does a Delinquency Condition Exist (1c > 6% )?                                                             Yes     No  X
                                                                                                                     ---    ---

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                                      Yes     No  X
                                                                                                                     ---    ---
      B. An Indenture Event of Default has occurred and is then continuing?                                      Yes     No  X
                                                                                                                     ---    ---


4.    Has a Servicer Event of Default occurred?                                                                  Yes     No  X
                                                                                                                     ---    ---

5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                                           Yes     No  X
                                                                                                                     ---    ---
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                                           Yes     No  X
                                                                                                                     ---    ---
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                                             Yes     No  X
                                                                                                                     ---    ---


6.    Aggregate Discounted Contract Balance at Closing Date                                          Balance $   454,734,535.69
                                                                                                             ------------------

      DELINQUENT LEASE SUMMARY

      Days Past Due                Current Pool Balance                # Leases
      -------------                --------------------                --------
         31 - 60                          18,277,825.57                      69
         61 - 90                             552,835.45                      18
        91 - 180                           2,253,350.48                      11



      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization